Brady Corporation F’20 Q1 Financial Results November 21, 2019

Forward-Looking Statements 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; decreased demand for our products; raw material and other cost increases; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; risks associated with the loss of key employees; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; litigation, including product liability claims; foreign currency fluctuations; the impact of the Tax Reform Act and any other changes in tax legislation and tax rates; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2019. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

Q1 F’20 Financial Summary 3 • Sales were $286.9M in Q1 of F’20 compared with $293.2M in Q1 of F’19. – Organic sales decreased 0.4%. – Foreign currency translation decreased sales 1.7%. • Gross profit margin of 49.3% in Q1 of F’20 compared with 50.0% in Q1 of F’19. • SG&A expense of $89.5M (31.2% of sales) in Q1 of F’20 compared with $94.6M (32.3% of sales) in Q1 of F’19. • R&D expense of $11.0M (3.8% of sales) in Q1 of F’20 compared with $11.3M (3.9% of sales) in Q1 of F’19. • Income before income taxes of $41.6M in Q1 of F’20 compared with $39.9M in Q1 of F’19. • Income tax rate of 9.8% in Q1 of F’20 compared with 23.2% in Q1 of F’19. • Net income per Class A Diluted Nonvoting Common Share of $0.70 in Q1 of F’20 compared with $0.58 in Q1 of F’19.

Sales Overview 4 SALES (millions of USD) $305 $298 $297 $295 $295 $293 $290 $290 $288 $287 $285 $282 $275 $265 $255 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Organic Sales 1.7% 3.2% 3.2% 2.5% 4.7% 2.3% 2.4% 1.7% (0.4%) Q1 F’20 SALES: Q1 F’20 SALES COMMENTARY: • 0.4% decrease in organic sales: • ID Solutions – Organic sales increased in the Americas and decreased in Europe and Asia. • ID Solutions – Organic sales decreased 0.2%. • Workplace Safety – The rate of organic sales decline • Workplace Safety – Organic sales decreased lessened in North America. 0.8%. • Foreign currency translation had a negative impact on • 1.7% decrease due to foreign currency translation. sales in the quarter.

Gross Profit Margin 5 GROSS PROFIT & GPM% (millions of USD) 50.6% 50.3% 50.3% 49.9% 50.0% 49.6% 49.5% 49.6% $151 49.3% 50% $147 $150 $146 $147 $146 $147 $144 $140 $141 45% $125 $100 40% Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q1 F’20 – GROSS PROFIT MARGIN: • Gross profit margin of 49.3% compared to 50.0% in Q1 of F’19. • Costs increased in certain areas including personnel and raw materials. • We continue to invest in automation and manufacturing efficiencies to offset cost increases.

SG&A Expense 6 SG&A EXPENSE AND SG&A EXPENSE AS A % of SALES (millions of USD) $110 34.5% 33.9% 34.1% 35% 32.8% 32.7% $102 32.3% $100 33% $100 $98 30.6% 31.2% 30.2% $95 $95 $93 30% $91 $90 $89 $90 28% $80 25% Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q1 F’20 – SG&A EXPENSE: • SG&A expense was $89.5M (31.2% of sales) in Q1 of F’20 compared to $94.6M (32.3% of sales) in Q1 of F’19. • Approximately two-thirds of the decrease in SG&A expense was due to on-going efficiency gains and approximately one-third of the decrease was due to foreign currency translation. • We continue to drive sustainable efficiency gains in administrative expenses and non-customer facing selling expenses while investing in sales-generating resources.

R&D Expense 7 R&D EXPENSE AND R&D EXPENSE AS A % of SALES (millions of USD) $14.0 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% 4.0% 3.8% 3.8% $12.0 3.6% $11.7 $11.7 $11.3 $11.3 $11.4 $11.3 $11.1 $11.0 $10.5 3.5% $10.0 3.0% $8.0 $6.0 2.5% Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q1INCREASING F’20 – R&D OUR EXPENSE: INVESTMENT IN RESEARCH & DEVELOPMENT: • Investing in R&D to drive future organic sales growth. • Improved new product pipeline. • Focused on ensuring our R&D spend is efficient and effective.

Income Before Income Taxes 8 INCOME BEFORE INCOME TAXES (millions of USD) $50 $47.1 $45.2 $45 $41.0 $41.6 $39.9 $40 $37.0 $36.7 $34.8 $35.0 $35 $30 $25 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20 Year on Year Growth 12.2% 20.4% 20.7% 26.0% 14.8% 4.8% 10.8% 4.1% 4.2% Q1 F’20 - INCOME BEFORE INCOME TAXES: • Income before income taxes was $41.6M in Q1 of F’20 compared to $39.9M in Q1 of F’19. • The increase in pre-tax income was primarily driven by on-going efficiency activities.

Net Income & Diluted EPS 9 NET INCOME PER CLASS A DILUTED SHARE NET INCOME (millions of USD) $0.70 $0.66 $0.68 $0.65 $40 $36.6 $37.5 $35.0 $34.8 $0.60 $0.58 $0.55 $30.6 $0.49 $0.49 $29.2 $30 $25.8 $26.0 $0.40 $20 $0.20 $10 $0.08 $4.3 $0.00 $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20 Q1 F’20 – NET INCOME & DILUTED EPS: • Net income was $37.5M in Q1 of F’20 compared to $30.6M in Q1 of F’19. • The income tax rate was 9.8% in Q1 of F’20 compared to 23.2% in Q1 of F’19. The income tax rate in Q1 of F’20 was favorably impacted by the settlement of a tax audit and the positive impact of equity-based compensation activity. • Diluted EPS was $0.70 in Q1 of F’20 compared to $0.58 in Q1 of F’19.

Cash Generation & Uses 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) CASH FLOWS IN Q1 OF F’20: $70 $65.3 • Cash flow from operating activities was $38.8M in Q1 of F’20 compared to $18.8M in Q1 of F’19. $60 $53.8 $52.7 • Free cash flow* was $31.1M in Q1 of F’20 $50 $46.8 $38.8 compared to $12.8M in Q1 of F’19. $40 $34.7 • The increase in cash flow from operating $30 $25.4 activities was primarily due to the timing of $18.8 $20 annual incentive compensation payments. $10 $7.7 • We returned $11.5M to our shareholders in the form of dividends in Q1 of F’20. $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20 (millions of USD) 3 Mos. Ended 3 Mos. Ended Oct. 31, 2019 Oct. 31, 2018 Cash Balance - Beginning of Period $ 279.1 $ 181.4 Cash Flow from Operating Activities 38.8 18.8 Capital Expenditures (7.7) (6.0) Dividends (11.5) (11.1) Debt Borrowings (Repayments) - Net - 3.5 Effect of Exchange Rates on Cash (0.3) (3.1) Other (3.3) 8.7 Cash Balance - End of Period $ 295.1 $ 192.2 * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures.

Net Cash 11 NET CASH (millions of USD) DEBT STRUCTURE (millions of USD) $250 $245 $229 Interest Oct. 31, 2019 July 31, 2019 $200 $188 Rate Balance Balance Private Placements: $151 EUR-den. 2010 Series (10-yr.) 4.24% $ (50.1) $ (50.2) $150 $138 $129 TOTAL DEBT $ (50.1) $ (50.2) $100 Cash and Cash Equivalents 295.1 279.1 $73 NET CASH $ 245.0 $ 228.9 $48 $50 $44 $0 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 STRONG BALANCE SHEET: • October 31, 2019 cash = $295.1M and debt = $50.1M. • Net cash increased $16.1M in Q1 of F’20. • Approximately 56% of our cash is held in the United States. • Balance sheet provides flexibility for future investments.

Full-Year F’20 EPS Guidance 12 F’20 Diluted EPS guidance range increased to $2.50 to $2.60. (previous guidance range was $2.45 to $2.55). F’20 Guidance Assumptions: • Organic sales growth of approximately 1.5% - 2.5%. • Depreciation and amortization expense of approximately $25M. • Income tax rate of approximately 20%. • Capital expenditures of approximately $35M.

Identification Solutions 13 Q1 F’20 vs. Q1 F’19 (millions of USD) Q1 F’20 SUMMARY: • Revenues decreased - (1.4%): Q1 F’20 Q1 F’19 Change • Organic = - (0.2%) Sales $ 215.0 $ 218.1 - 1.4% • Fx = - (1.2%) Segment Profit 42.4 41.6 + 2.1% • Organic sales increased in the low-single digits in the Americas, decreased in the low-single digits in Asia, Segment Profit % 19.7% 19.1% + 60 bps and decreased in the mid-single digits in EMEA. • Healthcare identification product line sales were approximately flat. • Segment profit as a percent of sales increased due to SALES & SEGMENT PROFIT % (millions of USD) ongoing efficiency gains in our operations and SG&A 22% 21% structure. $240 20% 19% 20% 18% 19% $230 17% 17% 17% 18% 17% $222 $218 $218 16% $220 $215 $212 $214 $210 14% OUTLOOK: $210 $206 $209 12% • Expect F’20 organic sales to grow from 2% to 3%. $200 10% • Anticipate further investments in innovative new products and efficiencies in operations and our SG&A $190 8% structure. $180 6% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20

Workplace Safety 14 Q1 F’20 vs. Q1 F’19 (millions of USD) Q1 F’20 SUMMARY: • Revenues decreased - (4.2%): Q1 F’20 Q1 F’19 Change • Organic = - (0.8%) Sales $ 72.0 $ 75.1 - 4.2% • Fx = - (3.4%) Segment Profit 5.2 5.5 - 6.9% • Organic sales decreased in the low-single digits in Segment Profit % 7.2% 7.4% - 20 bps North America and Australia and increased modestly in Europe. • North America continues to show improving financial trends. SALES & SEGMENT PROFIT % (millions of USD) • Segment profit negatively impacted by the organic sales decline and foreign currency translation. 13% 14% $120 12% 9% 10% $100 9% 9% 8% 8% 7% 7% 8% $86 6% $80 $81 $80 $80 $75 $76 OUTLOOK: $73 $73 $72 6% 4% • Expect F’20 organic sales to be approximately flat. $60 • Anticipate our North American business to continue 2% to recover. $40 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20

Investor Relations 15 Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com